EXHIBIT 23.3



                      CONSENT OF KIRKPATRICK & LOCKHART LLP


          Kirkpatrick & Lockhart LLP's consent to include its opinion in Amendment No. 4 to the Registration Statement on Form SB-2 of Alloy Steel International, Inc. is contained in its opinion attached hereto as Exhibit 5.1.